Bebuzee Limited

Company number 08289019

WRITTEN RESOLUTION

Pursurant to Companies Act 2006 Section 201(1)[a]

Circulation date: September 2014

In accordance with the Companies Act 2006 Section 281(1)[a] we, the undersigned being the members of the company entitled at the date hereof to attend and vote at general meetinghs of the company, hereby confirm that the following special resolution shall for all purposes have effect as if they had been passed by the company in general meeting. Accordingly we hereby resolve:

THAT the issued share capital of 200 ordinary shares of 1.00 each be split into 300,000,000 ordinary shares of 0.000006667 pence.

Signed: /s/Joe Onyero

By: Joe Onyero

Date: 18/09/2014

Signed: /s/Paul Hedges

By: Paul Hedges

 Date:  18/9/14

Signed: /s/ Marta C. Camara Velosa

By: Marta C. Camara Velosa

Date: 29/09/14

Signed

Sajda Andleeb

date:

Members should signify their agreement to the resolution by signing and dating above.

The resolution will lapse if not passed within 28 days of circulation